                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


      Filed by the registrant (x)

      Filed by a party other than the registrant ( )
      Check the appropriate box:

      (x)  Preliminary proxy statement
      ( )  Definitive proxy statement

      ( )  Definitive additional materials
      ( )  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Glenayre Technologies, Inc.
               (Name of Registrant as Specified in Its Charter)

                          Glenayre Technologies, Inc.
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      (x)  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
6(i)(2).
      ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     ( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.
      (1) Title of each class of securities to which transaction applies.

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

        Fee paid previously with preliminary materials.


        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing of which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                                                          Preliminary 10/13/95

                 GLENAYRE TECHNOLOGIES, INC.
                   5935 Carnegie Boulevard
               Charlotte, North Carolina 28209



          NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                TO BE HELD ON DECEMBER 8, 1995



    NOTICE  is hereby  given that  a Special Meeting  of the
Stockholders of Glenayre Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 5935 Carnegie Boulevard, Charlotte, North Carolina on December 8, 1995 at 9:00 a.m., local time, for the following purposes:

    1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock, par value $.02 per share (Common Stock), from 50,000,000 shares to 200,000,000 shares.

    2. To transact any other business that may properly come before the meeting and any adjournment(s) thereof.

    The close of business on October 27, 1995 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof and only holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting.

    A Proxy Statement and a form of proxy are enclosed with this Notice.

    A list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of 10 days prior to the meeting at the offices of the Company at 5935 Carnegie Boulevard, Charlotte, North Carolina.

    Stockholders are cordially invited to attend this meeting. Each stockholder, whether or not he or she expects to be present in person at the meeting, is requested to SIGN, DATE and RETURN THE ENCLOSED PROXY in the accompanying envelope as promptly as possible.

    A stockholder may revoke his or her proxy at any time prior to voting.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Stanley Ciepcielinski
                                    Executive Vice President and Secretary
November [3], 1995

                  GLENAYRE TECHNOLOGIES, INC.

                         PROXY STATEMENT

               SPECIAL MEETING OF STOCKHOLDERS
                TO BE HELD ON DECEMBER 8, 1995


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Special Meeting of Stockholders of Glenayre
Technologies, Inc. (the "Company") to be held at the offices of the Company, 5935 Carnegie Boulevard, Charlotte, North Carolina on
December 8, 1995 at 9:00 a.m., local time, and at any adjournment(s) thereof.

Voting and Record Date

    As of October 27, 1995, the record date for the determination of stockholders of the Company entitled to notice of and to vote at the meeting, the Company had [39,914,246] shares of common stock, $.02 par value ("Common Stock"), outstanding and entitled to vote. Each holder of Common Stock at the close of business on October 27, 1995
will be entitled  to one vote for each share so held.   All votes at the
meeting specified in this Proxy Statement will be by written ballot.

    The only matter to be considered at the meeting, so far as known to the Board of Directors, is the matter set forth in the Notice of Special Meeting of Stockholders (the "NOTICE") and routine matters incidental to the conduct of the meeting. However, if any other matters should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy or their substitutes to vote the proxy in accordance with their best judgment on such matters.

    Under rules followed by the National Association of Securities Dealers, Inc., brokers who hold shares in street name for customers may not vote on the proposal without specific instruction from such customers. One-third of the total outstanding shares will constitute a
quorum at the meeting.   Abstentions and  broker non-votes are counted
for purposes of determining the presence or absence of a quorum for the transaction of business.

Solicitation of Proxies

    Any stockholder giving a proxy for the meeting may revoke it at any time prior to the voting thereof by giving written notice to the Chairman or the Secretary of the Company, by filing a later-dated proxy with either of them prior to the commencement of the meeting or
by voting in person at the meeting.   Proxies and notices of  revocation
should be mailed or delivered to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 for receipt by American Stock Transfer & Trust Company no later than two business days prior to the meeting, or should be deposited with the Chairman or the Secretary of the Company immediately prior to the commencement of the meeting.

    All shares of stock represented by proxies will be voted at the meeting, and at any adjournment(s) thereof, as specified therein by the persons giving the proxies. If no direction is given, the proxy will be voted to approve the amendment of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 50,000,000 to 200,000,000 and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment(s) thereof.

    This Proxy Statement, the Notice and the form of proxy were first mailed to stockholders on or about November [3], 1995. The Company's principal executive offices are located at 5935 Carnegie Boulevard, Charlotte, North Carolina 28209, telephone number (704) 553-0038.

    Solicitation of proxies is being made primarily by mail. However, there may also be further solicitation in person and by telephone at nominal cost by directors, officers, employees and agents of the
Company, who will  receive no  additional compensation  therefor.   The
Company will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of October 16, 1995, certain information with respect to the beneficial ownership of the Common Stock by the Chief Executive Officer, the Company's four other highest paid executive officers for the fiscal year December 31, 1994, the directors, all current directors and officers of the Company as a group and each person known to the Company to own beneficially more than 5% of such Common Stock:

                                                      Amount and Nature                Percent
   Name of Beneficial Owner                          of Beneficial Owner(1)          Outstanding(2)
            Ramon D. Ardizzone                                            268                       *
            Clarke H. Bailey                                       631,250(3)                   1.56%
            Gerald B. Cramer                                     1,082,886(4)                   2.70%
            Barry W. Gray                                        1,094,750(5)                   2.74%
            John J. Hurley                                            169,070                       *
            Thomas C. Israel                                     1,105,025(6)                   2.76%
            Alma M. McConnell                                      398,550(7)                   1.00%
            Edward J. Rosenthal                                    382,473(8)                       *
            Thomas E. Skidmore                                     944,970(9)                   2.37%
            Stanley Ciepcielinski                                  16,488(10)                       *
            All Directors and executive
             officers as a group (15 Persons)                   4,980,009(11)                  12.10%
            FMR Corp. (12)                                          4,403,190                  11.03%
            Cramer Rosenthal McGlynn Inc.(13)                       2,838,170                   7.11%

________________________________


* Does not exceed 1%.


(1) All shares are owned with sole voting and dispositive power except as otherwise noted.

(2) Based on the number of shares outstanding plus options which were presently exercisable or exercisable within 60 days of October 16, 1995.

(3) Includes the presently exercisable right to acquire 90,000 shares pursuant to the Company's 1987 Stock Option Plan, as amended, ("1987 Plan") and 541,250 shares pursuant to the Long-Term Incentive Plan.



(4) Includes the presently exercisable right to acquire 202,500 shares pursuant to the Long-Term Incentive Plan. Also includes 7,755 shares owned by Daphna Cramer, the wife of Mr. Cramer, 23,625 shares owned by Cramer
         Rosenthal McGlynn, Inc., an investment management firm ("CRM") and does not include 1,957,784 shares held by CRM in various investment management accounts. Mr. Cramer is Chairman and Chief Executive Officer of CRM. See Footnote 13 below.

(5)      Includes the presently exercisable right to acquire 40,500
         shares pursuant to the Long-Term Incentive Plan.   Also
         includes 6,000 shares owned by the Adrienne and Barry Gray Foundation, 950,000 shares owned by A.C. Israel Enterprises, Inc., a private investment company ("A.C. Israel") and 29,250 shares owned by the A.C. Israel Foundation. Mr. Gray is President of A.C. Israel and the A.C. Israel Foundation. Mr. Gray has shared voting power with respect to the shares owned by A.C. Israel and the A.C. Israel Foundation and may be deemed to have beneficial ownership of such shares.

(6) Includes the presently exercisable right to acquire 101,250 shares pursuant to the Long-Term Incentive Plan. Also, includes 950,000 shares owned by A.C. Israel and 29,250
         shares  owned by the A.C. Israel Foundation.   Mr. Israel is
         Chairman of A.C.  Israel and the A.C. Israel Foundation.   Mr.
         Israel has shared voting power with respect to the shares owned by A.C. Israel and the A.C. Israel Foundation.

(7) Includes the presently exercisable right to acquire 40,500 shares pursuant to the 1987 Plan and 40,500 shares pursuant
         to the  Long-Term Incentive  Plan.   Also  includes 317,550
         shares owned by 3163229 Canada Inc., a wholly-owned subsidiary of Novate Enterprises Inc., of which Mrs. McConnell is the sole stockholder.

(8) Includes 245,580 shares owned by R.F.P. No. 4 - Nu-West, a general partnership of which Mr. Rosenthal is a general partner, and 47,954 shares owned by ROVEST Ltd. Partnership (ROVEST), a limited partnership of which Mr. Rosenthal is a managing general partner, 23,625 shares owned by CRM and does not include 2,766,591 shares held by CRM in various investment management accounts. Mr. Rosenthal is an Executive Vice President of CRM. See Footnote 13 below.

(9)      Includes the presently exercisable right to acquire 40,500
         shares pursuant to  the Long-Term Incentive Plan.   Also,
         includes  904,470  shares owned  by Glentel  Inc. ("GEL"),  a
         Canadian electronics  and telecommunications  company.    In
         November 1992, the Company acquired GEL's telecommunications equipment and related software business
         (the  "GEMS  Business").   Mr.  Skidmore is  the  Chairman,
         President and Chief Executive Officer of GEL.

(10) Includes the presently exercisable right to acquire 15,750 shares pursuant to the Long-Term Incentive Plan.

(11) Includes the presently exercisable right to acquire 130,500 shares pursuant to the 1987 Plan and 1,101,535 shares pursuant to the Long-Term Incentive Plan and does not include 837,055 shares held by CRM in various investment management accounts. See Footnote 13 below.

(12)     The  address of  FMR  Corp. ("FMR")  is  82  Devonshire Street,
         Boston,  Massachusetts 02109.    This information is provided
         as of October 10, 1995 and is based on information provided by FMR to the Company. This number includes 4,326,890 shares beneficially owned by Fidelity Management & Research Company, an investment advisor to various registered investment companies and to certain other funds which are generally offered to limited groups of investors, and also includes 76,300 shares beneficially owned by Fidelity Management Trust Company, a trustee or managing agent for various private investment accounts, primarily employee benefit plans, and an investment advisor to certain funds which are generally offered to limited groups of investors. FMR has sole voting power with respect to 66,775 shares.



(13)     The address of CRM is 707 Westchester Avenue, White Plains,
         New York 10604. The information with respect to the holdings of CRM is provided as of October 11, 1995 and is based on information provided by CRM to the Company and includes 47,954 shares held for ROVEST, 849,006 shares held for Mr. Cramer, 7,755 shares held for Daphna Cramer, 29,250 shares held for the A.C. Israel Foundation, 69,000 shares held for Mr. Gray, 24,525 shares held for Mr. Israel and 950,000 shares held for
         A.C. Israel.   CRM has shared voting and dispositive power with
         respect to such shares.

                      AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                            TO INCREASE AUTHORIZED COMMON STOCK

         At the Special Meeting of Stockholders, there will be submitted to the stockholders for their approval a proposed amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares, as recommended by the Board of Directors. Approval of the proposed amendment will require the affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment. Upon such approval, the amendment will be adopted and will become effective when a Certificate of Amendment is filed
with  the Delaware Secretary of  State.   Notwithstanding  the approval
of the stockholders of this amendment, the Board of Directors may abandon the amendment without any further action by the stockholders at any time prior to filing the Certificate of Amendment.

         The  Board of  Directors  recommends that  the  Restated
Certificate of Incorporation be amended by deleting the first paragraph of Article FOURTH and by substituting in lieu thereof:

                 "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 205,000,000, consisting of 200,000,000 Common
                 Shares with a par value of $0.02 per share and 5,000,000 Preferred Shares with a par value of $0.01 per share."

         If the proposed amendment is adopted and the authorized number of shares of the Common Stock is increased, then the additional authorized shares of the Common Stock may be issued from time to time by action of the Board of Directors, without further stockholder approval, for such consideration as the Board of Directors determines to be adequate, or without consideration as a stock dividend or stock split. Stockholders of the Company have no preemptive or preferential rights to purchase or subscribe for any
such shares  that may be issued.   The proposed amendment would not
change the authorized number of shares of the Preferred Stock, none of which has been issued through the date of this Proxy Statement.

         The increase in the authorized number of shares of the Common Stock is being proposed and recommended so that the additional shares will be available to be issued or reserved for issuance by the Board of Directors for general corporate purposes as opportunities or needs may arise, without the necessity of calling meetings of
the stockholders and the attendant  delay and expense.   Such purposes
may include private or public offerings of such shares, or of other securities convertible into such shares; use of such shares for acquisitions; issuance of such shares or options therefor in connection with employee benefit plans; issuance of such shares as stock dividends or stock splits; or any other lawful purposes. Of the 50,000,000 shares of Common Stock currently authorized, at October 16, 1995 there were outstanding or reserved for issuance pursuant to outstanding options a total of [44,004,993] shares, or [88%] of the
authorized shares  of Common Stock.   The Board of  Directors has  no
current plans for the issuance of the additional authorized shares in any particular transactions, other than the consideration of a stock dividend if the proposed amendment is adopted.

         The effect of the issuance of any additional authorized shares on the rights of existing stockholders will depend upon the terms upon which such shares are issued, including the consideration therefor, if
any, received  by the Company.   The  issuance of  such shares could be
used, under certain circumstances, in an attempt to prevent or impede an acquisition of the Company.

         The Board of Directors recommends a vote FOR approval of the proposed amendment to the Company's Restated Certificate of Incorporation.

                       PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 1996 must be received in writing by the Secretary of the Company no later than December 19, 1995 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                             OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the meeting other than those set forth in the Notice. However, if any other matters do come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

***************************************************************************
                            APPENDIX

***************************************************************************


                      GLENAYRE TECHNOLOGIES, INC.
                        5935 Carnegie Boulevard
                    Charlotte, North Carolina 28209
                  PROXY SOLICITED BY AND ON BEHALF OF
         THE BOARD OF DIRECTORS OF GLENAYRE TECHNOLOGIES, INC.
    FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 8, 1995

The undersigned hereby appoints Gerald B. Cramer, Ramon D. Ardizzone and Stanley Ciepcielinski, and each of them, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the common shares of Glenayre Technologies, Inc. held by the undersigned on October 27, 1995, at the Special Meeting of Stockholders to be held at the offices of the Company, 5935 Carnegie Boulevard, Charlotte, North Carolina, on December 8, 1995 at 9:00 a.m., local time, and at any adjournment(s) thereof.

1. PROPOSAL TO AMEND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK:

    ( )  FOR             ( )     AGAINST                      ( )      ABSTAIN

2. In their discretion, the Proxies each are authorized to vote upon such other business as may properly come before the Special Meeting and at any adjournment(s) thereof.

                     (Continued and to be signed on reverse)

_______________________________________________________________________________

                          (Continued from other side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the Notice of the Special Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

Dated: ____________, 1995.


________________________________________
(Signature of Stockholder)

________________________________________
(Signature of Joint Stockholder, if any)


Please check box if you intend to be present at the meeting.  ( )

IMPORTANT: Please date this proxy and sign exactly as your name appears hereon. If stock is held jointly, both holders should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.